EXHIBIT 4.2

                                AMERICAN MEDICAL
                               PROVIDERS INC.(TM)
   NUMBER                                                              SHARES
   A

CLASS A COMMON STOCK                                             $.001 PAR VALUE
                                                                     PER SHARE
THIS CERTIFICATE IS TRANSFERABLE
IN HOUSTON, TEXAS AND NEW YORK, NEW YORK                       CUSIP 02744Q 10 9
                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies that


is the owner of

                 FULLY PAID AND NONASSESSABLE SHARES OF CLASS A
                  COMMON STOCK, $.001 PAR VALUE PER SHARE, OF

                                AMERICAN MEDICAL
                               PROVIDERS INC.(TM)

(a corporation organized under the laws of the State of Delaware and herein referred to as the "Corporation"), transferable on the books of the Corporation upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the terms, conditions and limitations of the Articles of Incorporation and Bylaws of the Corporation, including all amendments heretofore or hereafter made to such Certificate of Incorporation and Bylaws, to all of which reference is made hereby and to all of which the holder assents by acceptance hereof. The Corporation is authorized to issue more than one class of stock and more than one series of preferred stock. Upon the written request of the record holder of this Certificate, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights will be furnished without charge.

        This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar of the Corporation.

        IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized President and its duly authorized Secretary and its facsimile seal to be hereunto affixed.

Dated:                                          COUNTERSIGNED AND REGISTERED:
                                  [SEAL]

                                                  TRANSFER AGENT AND REGISTRAR

                                                BY
PRESIDENT                SECRETARY                    AUTHORIZED SIGNATURE

                        AMERICAN MEDICAL PROVIDERS, INC.

     EACH CLASS OF AUTHORIZED SHARES OF COMMON STOCK OF THE CORPORATION IS IDENTICAL IN ALL RESPECTS EXCEPT THAT (I) THE CLASS A COMMON STOCK VOTES ONE VOTE PER SHARE AND CLASS B COMMON STOCK VOTES TWO-THIRDS (2/3) OF A VOTE PER SHARE, (II) THE CLASS B COMMON STOCK MAY BE CONVERTED INTO CLASS A COMMON STOCK AT CERTAIN CONVERSION RATIOS AND UPON THE OCCURRENCE OF CERTAIN EVENTS AND (III) EXCEPT IN CERTAIN CIRCUMSTANCES THE CLASS B COMMON STOCK HAS THE ABILITY TO ELECT ONE MEMBER OF THE CORPORATION'S BOARD OF DIRECTORS AS A CLASS AND THE CLASS A COMMON STOCK HAS THE ABILITY TO ELECT THE REMAINING MEMBERS OF THE BOARD OF DIRECTORS, ALL AS SET FORTH IN THE CORPORATION'S AMENDED AND RESTATED ARTICLES OF INCORPORATION, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION AND IS AVAILABLE UPON WRITTEN REQUEST.

     [THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE ACT. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE CORPORATION.]

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common              UNIF GIFT MIN ACT  --  ___________ Custodian ____________
TEN ENT -- as tenants by the entireties                                (Cust)               (Minor)
JT TEN  -- as joint tenants with right                                Under Uniform Gifts to Minors
           of survivorship and not as                                 Act _________________________
           tenants in common                                                    (State)

    Additional abbreviations may also be used though not in the above list.

                                   ASSIGNMENT

    For Value Received, ___________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF TRANSFEREE

[                         ]_____________________________________________________

________________________________________________________________________________
 (Please print or typewrite name and address including zip code of transferee)
________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the Class A Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint ____________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________________
                                          X ____________________________________
NOTICE: THE SIGNATURE(S) TO                             (SIGNATURE)
THIS ASSIGNMENT MUST CORRESPOND
WITH THE NAME(S) AS WRITTEN UPON
THE FACE OF THE CERTIFICATE IN            X ____________________________________
EVERY PARTICULAR, WITHOUT                               (SIGNATURE)
ALTERATION OR ENLARGEMENT OR
ANY CHANGE WHATEVER.            ------------------------------------------------
                                THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
                                CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
                                SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
                                TO S.E.C. RULE 17Ad-15.
                                ------------------------------------------------
                                SIGNATURE(S) GUARANTEED BY:



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